BAS was the affiliated party involved in the underwriting
of all the following securities.
Fund Series			Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund
Columbia Funds Series Trust I	Columbia High Yield Municipal Fund

Fund				Broker
Columbia High Yield Municipal
Fund				Merrill Lynch
Columbia High Yield Municipal
Fund				CitiGroup Global Markets
Columbia High Yield Municipal
Fund				Goldman Sachs
Columbia High Yield Municipal
Fund				CitiGroup Global Markets
Columbia High Yield Municipal
Fund				Bear Stearns
Columbia High Yield Municipal
Fund				UBS
Columbia High Yield Municipal
Fund				Mesirow Financial
Columbia High Yield Municipal
Fund				Chase Securities
Columbia High Yield Municipal
Fund				CITIGROUPGLOBAL MARKETS
Columbia High Yield Municipal
Fund				JEFFRIES & CO
Columbia High Yield Municipal
Fund				MORGAN KEEGAN & CO


Fund				Security
Columbia High Yield Municipal
Fund				State of OR HSG & CMNTY Serv Mult Fam
Columbia High Yield Municipal
Fund				State of OR HSG & CMNTY Serv Mult Fam
Columbia High Yield Municipal
Fund				NY ST Thruway HWY & BLDG
Columbia High Yield Municipal
Fund				NY ST Thruway HWY & BLDG
Columbia High Yield Municipal
Fund				NY ST Thruway HWY & BLDG
Columbia High Yield Municipal
Fund				PA HFA Single Fam Mortg Revenue Bond
Columbia High Yield Municipal
Fund				PA HFA Single Fam Mortg Revenue Bond
Columbia High Yield Municipal
Fund				PA HFA Single Fam Mortg Revenue Bond
Columbia High Yield Municipal
Fund				IOWA TOBACCO
Columbia High Yield Municipal
Fund				IOWA TOBACCO
Columbia High Yield Municipal
Fund				IOWA TOBACCO

Fund					Trade Date	Quantity
Columbia High Yield Municipal Fund	8/18/2005	"1,580,000"
Columbia High Yield Municipal Fund	8/18/2005	"175,000"
Columbia High Yield Municipal Fund	8/18/2005	"60,000"
Columbia High Yield Municipal Fund	8/18/2005	"1,740,000"
Columbia High Yield Municipal Fund	8/18/2005	"510,000"
Columbia High Yield Municipal Fund	8/24/2005	"900,000"
Columbia High Yield Municipal Fund	8/24/2005	"75,000"
Columbia High Yield Municipal Fund	8/24/2005	"525,000"
Columbia High Yield Municipal Fund	11/18/2005	"1,500,000"
Columbia High Yield Municipal Fund	11/18/2005	"900,000"
Columbia High Yield Municipal Fund	11/18/2005	"600,000"

Fund					Price		Amount
Columbia High Yield Municipal Fund	100.00		"1,580,000"
Columbia High Yield Municipal Fund	100.00		"175,000"
Columbia High Yield Municipal Fund	115.83		"69,498"
Columbia High Yield Municipal Fund	115.83		"2,015,442"
Columbia High Yield Municipal Fund	115.83		"590,733"
Columbia High Yield Municipal Fund	100.00		"900,000"
Columbia High Yield Municipal Fund	100.00		"75,000"
Columbia High Yield Municipal Fund	100.00		"525,000"
Columbia High Yield Municipal Fund	96.97700	"1,454,655"
Columbia High Yield Municipal Fund	96.97700	"872,793"
Columbia High Yield Municipal Fund	96.97700	"581,862"